SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

________________________________________________________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2003

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

    Delaware                       1-5287                        22-2879612
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

200 Milik Street, Carteret, New Jersey        07008
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000


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Item 12.  Results of Operations and Financial Condition.

             On December 4, 2003, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the third quarter and the first nine-month period of its fiscal year 2003. The press release appearing in
Exhibit 99.1, other than the first, second, third and fifth sentences of the ninth paragraph, the tenth paragraph, the eleventh paragraph and footnote (f) to the tables attached to the press release, is not filed but is furnished hereby.

             A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHMARK STORES, INC.

Date:  December 4, 2003               By:   /s/ Marc A. Strassler
                                            ----------------------------
                                            Name:  Marc A. Strassler
                                            Title: Senior Vice President
                                                   and General Counsel